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                                                                   EXHIBIT 99.40





                               GUARANTY AGREEMENT



                          dated as of January 21, 1992



                                    made by
                               KMART CORPORATION
                                  in favor of
                         THE LENDERS REFERRED TO HEREIN
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                               GUARANTY AGREEMENT



                 GUARANTY AGREEMENT dated as of January 21, 1992 (as the same may be amended, supplemented or otherwise modified from time to time, this "Guaranty"), made by KMART CORPORATION, a Michigan corporation (the "Company"), in favor of the Lenders (as hereinafter defined). Certain capitalized terms used herein are defined in Section 1 of this Guaranty.

                              W I T N E S S E T H:

                 WHEREAS, the Company owns all of the issued and outstanding capital stock of Big Beaver Development Corporation, a Michigan corporation ("Big Beaver"); and


                 WHEREAS, Big Beaver has, prior to the date hereof, entered into certain joint venture agreements with XXXXXXXXXX ("XXXXXXXXXX"), XXXXXXXXXX ("XXXXXXXXXX") and XXXXXXXXXX pursuant to which joint ventures named the "XXXXXXXXXX", the "XXXXXXXXXX", the "XXXXXXXXXX" and the "XXXXXXXXXX" have been created for the purpose of acquiring, owning, developing, leasing, operating and managing shopping centers, as described more fully in such joint venture agreements; and


                 WHEREAS, the Company intends that Big Beaver, or another wholly-owned subsidiary of the Company, shall hereafter enter into additional joint venture agreements, or other arrangements with some or all of XXXXXXXXXX, XXXXXXXXXX and/or XXXXXXXXXX ("XXXXXXXXXX") pursuant to which additional joint ventures, partnerships or corporations will be established, also for the purpose of acquiring, owning, developing, leasing, operating and managing shopping centers (such additional joint ventures, partnerships and corporations being hereinafter collectively referred to as the "Additional Joint Ventures"); and


                 WHEREAS, the XXXXXXXXXX has entered into that certain
Loan Agreement dated as of the date hereof with   XXXXXXXXXX and the "Banks"
(as such term is defined therein),   XXXXXXXXXX as Managing Agent for the
Banks (collectively,   XXXXXXXXXX as a Bank and as such managing agent, and the
other Banks are referred to herein as the "Lenders") pursuant to which the Banks have agreed to extend credit to the 'Borrowers' (as defined in such Loan Agreement), subject to the terms and conditions thereof (such Loan Agreement, as the same may be amended, modified or supplemented from time to time, is hereinafter referred to as the "Loan Agreement"); and



               WHEREAS, the Loan Agreement contemplates that the 'Borrowers' thereunder shall include the XXXXXXXXXX and such of the Additional Joint Ventures as may hereafter become parties





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                        (ii)    all other present and future obligations and
                 liabilities (whether absolute, fixed or contingent, matured or unmatured, joint, several or independent and howsoever acquired) of each and every Borrower to the Lenders or any of them, arising out of or in any way relating to any and all of the Loan Documents and the transactions contemplated thereby; and


                        (iii) any obligation of any Borrower to any Lender
                 under any Interest Rate Agreement;


together with all reasonable costs (including, without limitation, reasonable legal fees and disbursements) incurred by the Lenders in connection with recovering the same from the Borrowers or the Company. In case of the failure of any Borrower to duly, punctually and indefeasibly make any such payment in full as and when due and payable, the Company hereby agrees to duly, punctually and indefeasibly make such payment as and when the same shall become due and payable, whether on the due date therefor, upon stated maturity, by acceleration, upon demand or otherwise, in accordance with the terms of this Guaranty.



                 (b) The Company hereby also absolutely, unconditionally and irrevocably guaranties to each of the Lenders completion of construction of each Project for which a Project Commitment is established under the Loan Agreement, free and clear of all Liens which are not Permitted Liens (including, without limitation, mechanics' and materialmen's liens) and in accordance with and in the manner contemplated by the Loan Agreement, the Project Budget for such Project and the plans, as amended by the applicable Borrower from time to time, for such Project.



                 (c) The payment and performance obligations guarantied by this Guaranty are herein sometimes referred to collectively as the "Guarantied Obligations".



                 (d) The Company hereby agrees that, except as set forth in Section 3 hereof, the Company's obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than prior, final and indefeasible payment of all of the Guarantied Obligations in full) , set-off, abatement, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by the Company), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Company or any Borrower or any of their respective Subsidiaries or otherwise, whether based upon any agreement, instrument or document evidencing or securing the Guarantied Obligations or any other agreement, instrument or document (including, without limitation, this Guaranty) or otherwise, and howsoever arising, whether out of


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action or inaction or otherwise and whether resulting from default, willful misconduct, negligence or otherwise, and without limiting the foregoing, irrespective of:

                        (i) any insolvency, bankruptcy, reorganization or dissolution, or any proceeding in respect of any thereof, of the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations;

                        (ii) the genuineness, validity, regularity or enforceability of any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or any other agreement, instrument or document or the extension or renewal thereof, in whole or in part, with or without notice to or assent from the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations;


                        (iii) any rescission, compromise, alteration, amendment, modification, extension (including, without limitation, any extension of the Facility Termination Date whether pursuant to Section 3.10 of the Loan Agreement or otherwise), renewal, release, change, waiver, consent or other action in respect of any of the terms, provisions, covenants or conditions contained in any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied obligations or in any other agreement, instrument or document;


                        (iv) the absence of notice or the absence of or any delay in any action to enforce any obligation or to exercise any right or remedy against the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, whether under any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or under any other agreement, instrument or document, or any indulgence or extension or waiver granted to or compromise with the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, or any action or proceeding taken or not taken with respect to or by or on behalf of the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, or the holder of any agreement, instrument or document evidencing or securing the Guarantied Obligations;



                        (v)     any default, failure or delay in the
                 performance of any obligation, covenant, duty, representation, warranty or agreement contained in any Loan Document or any other agreement, instrument or document evidencing or securing the


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Guarantied Obligations or in any other agreement, instrument or document, or arising pursuant to law;


                        (vi) any act or thing or omission to do or delay in doing any act or thing which might in any manner result in any lack of proper authorization or any invalid execution of any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or any other agreement, instrument or document;



                        (vii) any assignment by any Borrower or any assumption by any Person of any obligation under any Loan Document or any other agreement, instrument or document evidencing or securing the Guarantied Obligations or under any other agreement, instrument or document;



                        (viii)   any event of force majeure;

                        (ix) any release or substitution of any collateral for, or any obligor in respect of, the payment of the Guarantied Obligations or obligations under any Loan Document or any other agreement, instrument or document, in whole or in part, with or without notice to or assent from the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations;


                        (x) whether a lien or security interest on any collateral shall have been perfected or shall continue to be perfected, or whether any collateral shall be impaired in any manner, or whether any steps shall have been taken to enforce rights against the Company, any Borrower, any of their respective Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations or any collateral;

                        (xi) the status of any Borrower as an Eligible Borrower
                 under the Loan Agreement; or

                        (xii) any other circumstances which might constitute a legal or equitable discharge or defense of a surety or guarantor.


                        (e)      The Company hereby:

                        (i) waives diligence, presentment, demand (of payment or otherwise), protest, notice, filing of claims with a court in the event of the merger or bankruptcy of any Borrower or any of any Borrower's Subsidiaries, any right to require a proceeding first against any Borrower or any other guarantor of all or any portion of the Guarantied Obligations or to marshall or realize on any collateral, with respect to the Guarantied Obligations;


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                        (ii)   agrees that its obligations hereunder constitute
                 guaranties of payment and not of collection and are not in any way conditional or contingent upon any attempt to collect from or enforce against any Borrower or any other guarantor of all or any portion of the Guarantied Obligations or upon any other condition or contingency;


                        (iii) acknowledges that any agreement, instrument or document evidencing and/or securing the Guarantied Obligations may be transferred (upon and subject to the terms and conditions thereof) and that the benefit of the Company's obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing and/or securing the Guarantied Obligations automatically and without notice to the Company;


                        (iv) covenants that, except as otherwise expressly provided in Section 3 hereof, this Guaranty will not be discharged except by final, complete, indefeasible and irrevocable payment and performance of the obligations contained in the agreements, instruments and documents evidencing the Guarantied Obligations and this Guaranty; and

                        (v) waives acceptance of this Guaranty by any of the
                 Lenders.



                        (f) The Company further agrees that if at any time all or any part of any payment theretofore applied by, or on behalf of, any Lender to any of the Guarantied Obligations is, or must be, rescinded or returned by such Lender for any reason whatsoever or such payment is declared invalid, void, preferential or fraudulent for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of any Borrower, any of the Company's Subsidiaries or any other guarantor of all or any portion of the Guarantied Obligations, such Guarantied Obligations or applicable portion thereof, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned or is declared invalid, void, preferential or fraudulent, shall be deemed to have continued in existence notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guarantied Obligations or applicable portion thereof as though such application had not been made, irrespective of whether any note or other evidence of indebtedness has been surrendered or cancelled.


                      (g) All payments by the Company under this Guaranty shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments (after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political subdivision or taxing authority thereof, other than any tax on or measured by the


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overall not income of a Bank pursuant to the income tax laws of the United
States of America or the jurisdictions where such Lender's principal or lending offices are located (collectively the "Taxes")) shall not be less than the amounts otherwise required to be paid under this Guaranty. A certificate as to any additional amounts payable to a Lender under this Section 2(g) submitted to the Company by such Lender shall show in reasonable detail the amount payable and the calculations used to determine in good faith such amount and shall, absent manifest error, be final, conclusive and binding upon the Company and such Bank. With respect to each deduction or withholding for or on account of any Taxes, the Company shall promptly furnish to each Bank such certificates, receipts and other documents as may be reasonably required (in the judgment of such Bank) to establish any tax credit to which such Bank may be entitled.



                 (h) All payments to be made by the Company in respect of the Guarantied Obligations shall be made to the Managing Agent at its Payment Office in New York, New York for the ratable account of the Banks not later than 11:00 A.M. (New York time) on the date when due in each case in lawful money of the United States of America and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day.



                 Section 3. Special Limitation. Notwithstanding the foregoing, the obligations of Guarantor under clause (b) of Section 2 hereof shall be terminated and of no further force and effect with respect to any Project as of such time, if ever, as (a) the Loan or Loans relating to such Project have been indefeasibly paid in full and (b) the Project Commitment for such Project has been terminated.



                 Section 4. Subordination; Subrogation. The Company hereby agrees that any indebtedness of any Borrower to the Company arising or accruing out of any payment which the Company may make pursuant to this Guaranty shall be fully subordinate and junior in priority in right of payment to any indebtedness of such Borrower to the Lenders, and the Company shall have no right of reimbursement or indemnity in respect of such payment whatsoever unless and until all obligations of such Borrower to the Lenders shall have been finally, completely, indefeasibly and irrevocably paid and performed in full. The Company hereby further agrees that it shall have no rights of subrogation with respect to any payments made by it hereunder.


                 Section 5. Regresentations and Warranties. The Company hereby makes the following representations and warranties to the Lenders, which representations and warranties shall survive the execution and delivery of this Guaranty, the Loan Agreement and the other Loan Documents:


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         (a)     The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan. The Company is duly qualified and in good standing as a foreign corporation, and is duly authorized to do business, in each jurisdiction where the ownership or leasing of property or the character of its operations make such qualification necessary and in which the failure to so qualify would have a material adverse effect (individually or taken as a whole) on the business, condition (financial or otherwise) assets, liabilities, operations or prospects of the Company and its Subsidiaries.


         (b) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Guaranty, and has taken all necessary corporate and other action to authorize the execution, delivery and performance by it of this Guaranty. This Guaranty is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement hereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).


         (c) The execution, delivery and performance by the Company of this Guaranty will not:



             (i) contravene any provision of law, statute, rule or regulation to which the Company is subject or any judgment, decree, award, franchise, order or permit applicable to the Company;

             (ii) conflict or be inconsistent with, or result in any breach of, any of the terms, covenants or provisions of, or constitute a default under, or result in the creation or imposition of any lien upon any of the properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument (including, without limitation, any Loan Document) to which the Company is a party or by which it or any of its properties or assets may be bound; or

             (iii) violate any provision of its Certificate of Incorporation or By-laws.

         (d) No authorization or approval of, or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body is required (other than those that have been obtained and are in force and


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



effect) in connection with the execution, delivery and performance by the Company of this Guaranty or the taking of any action hereby contemplated.


         (e) The Company is not and, after giving effect to the transactions contemplated by this Guaranty, it will not be, in default in any material respect under any material mortgage, indenture, lease, contract or other agreement or undertaking to which it is a party or by which it or any of its properties or assets may be bound.

         (f) The Company is not in material default under any order, award or decree of any court, arbitrator or governmental authority binding upon or affecting it or by which any of its properties or assets may be bound or affected, and no such order, award or decree would materially and adversely affect the ability of the Company to carry on its business as presently conducted or the ability of the Company to perform its obligations under this Guaranty.


         (g) There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of its or their respective properties or assets before any court, governmental agency or regulatory authority (Federal, state or local), which, if determined adversely to the Company or any such Subsidiary, would (individually or in the aggregate) materially impair the Company's ability to perform fully its obligations under this Agreement on a timely basis. Neither the Company nor any of its Subsidiaries (A) is in default with respect to any order of any court, arbitrator or governmental body or (B) has violated or is in violation of any statute, rule or regulation of any governmental authority, the violation of which would materially and adversely affect the business , condition (financial or otherwise), assets, liabilities, operations or prospects of the Company and its Subsidiaries (in the aggregate).


         (h) Neither the Company nor any of its Subsidiaries is an "investment company" or a company "controlled" by a company required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 Section 6. (Intentionally Omitted)

                 Section 7. Affirmative Covenants. The Company hereby agrees that, unless otherwise consented to in writing by the Required Banks, it will:

         (a)      Furnish to each Lender:

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                (i)  as soon as possible and in any event within seven (7) days after the Company shall have obtained knowledge of the occurrence of a Guarantor Event of Default or Unmatured Guarantor Event of Default, the written statement of an officer of the Company setting forth the details of each such Guarnator Event of Default or Unmatured Guarantor Event of Default which is continuing and the action which the Company proposes to take with respect thereto (if any);


                (ii) promptly upon the earlier of their distribution or the filing thereof with the Securities and Exchange Commission ("SEC") (and in no event later than 60 days after filing), copies of the Company's annual reports on Form 10K (which shall in any event be delivered by May 31 of each year for the year then ended), copies of any quarterly report by the Company on Form 10Q, and any report on Form 8K;

                (iii) promptly upon obtaining knowledge thereof, notice of any action, suit, proceeding or investigation pending or threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before any court, governmental agency or regulatory authority (Federal, state or local), whcih, if determined adversely to the Company or any of its Subsidiaries, could have a material adverse effect on the ability of the Company to perform its obligations under this Guaranty;

                (iv) promptly upon obtaining knowledge thereof, notice of any downgrade of the Company's long-term Indebtedness by Standard & Poor's Corporation or Moody's Investors Service, Inc. or of being placed on any credit watch;

                (v) such other information respecting the properties, business affairs, financial condition and/or operations of the Company as the Managing Agent may from time to time reasonably request;

         (b) Duly and punctually pay and perform each of its obligations hereunder in accordance with the terms hereof;

         (c) Preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation;

         (d) Comply, and cause Big Beaver and each other Subsidiary of the Company which at any time owns any ownership interest in any Borrower to comply, with all laws, rules, regulations and governmental orders (Federal, state and local)





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         having applicability to it or to its businesses, where the failure to so comply would have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities, operations or prospects of the Company and its subsidiaries (in the aggregate); and

                (e) Furnish to the Managing Agent within forty-five (45) days after the and of each fiscal quarter of the Company, a certificate of an officer of the Company certifying that no Guarantor Event of Default or Unmatured Guarantor Event of Default has occurred and is continuing (or, if any such default has occurred and is continuing or if the Company is not in compliance with its representatives, warranties, covenants and agreements in this Guaranty, specifying the nature of such Guarantor Event of Default or non-compliance and any action which the Company has taken or proposes to take in respect thereof).


         Section 8. Breach of Representations, Warranties or Covenants. In the event that the Company shall fail to comply with any of its covenants or agreements contained in this Guaranty and such failure shall continue unremedied for five (5) days after written notice thereof has been given to the Guarantor by the Managing Agent or if any representation or warranty contained in this Guaranty shall be inaccurate or untrue in any material respect, then in any such event and at any time thereafter (so long as such failure or inaccuracy shall not have been cured or waived in accordance with Section 9(d)), the Managing Agent may, and at the direction of the Required Banks shall, for purposes of this Guaranty, declare some or all of the obligations of any Borrower under the Loan Agreement (whether or not then due under the Loan Agreement) immediately due and payable as to the Company.


                 Section 9. Miscellaneous.

                 (a) THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS OF SAID STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.


                 (b) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, in lieu of such prohibited or unenforceable provision, there shall automatically be deemed incorporated herein (without further act or deed by any party hereto) a provision as similar to such prohibited or unenforceable provision as possible and as shall be enforceable and not prohibited pursuant to applicable law. If this



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Guaranty would be held or determined by a court of competent jurisdiction in a judicial proceeding to be void, voidable, invalid or unenforceable on account of the amount of the aggregate liability of the Company under this Guaranty or by reason of any inconsistent contractual provision binding on the Company and in effect on or prior to the date hereof, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of the liability of the Company under this Guaranty shall, without any further action by the Company, the Managing Agent, the Lenders or any other Person, be automatically limited and reduced to the maximum amount which is valid and enforceable.



                 (c) No failure or delay on the part of any Lender in exercising any right, power or remedy under this Guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for in this Guaranty are cumulative and are not exclusive of any remedies that may be available to any Lender at law or in equity or otherwise.



                 (d) Notwithstanding anything to the contrary contained herein, no amendment, modification, supplement, termination or waiver of or to any provision of this Guaranty, nor consent to any departure by the Company therefrom, shall be effective unless the same shall be consented to in writing by all of the Banks. Any amendment, modification or supplement of or to any provision of this Guaranty, any waiver of any provision of this Guaranty, and any consent to any departure by the Company from the terms of any provision of this Guaranty, shall be effective only in the specific instance and for the specific purpose for which made or given.



                 (e) Except where notice is specifically required by this Guaranty or the Loan Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.



                 (f) The Company acknowledges receipt of a copy of the Loan Agreement and the other Loan Documents in the form in which each was executed and delivered by the parties thereto, as in effect on the date hereof, and agrees that such copies constitute adequate notice of all matters contained therein and consents to the execution and delivery of such agreements and the performance of all transactions provided for or contemplated therein; provided that none of the Lenders shall be obligated to furnish to the Company any copies of any amendments, modifications or supplements or waivers with respect to the Loan Agreement or any of the other Loan Documents.



                 (g) Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or



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
made upon any party hereto shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service, or by telecopier, and shall be deemed to have boon given to the Company for purposes of this Guaranty, if by overnight or courier delivery service, on the day that such writing is delivered, if by telecopy on the day that such writing is sent and if my mail, on the day which is two Business Days after the day such writing is sent to the intended recipient thereof in accordance with the provisions of this subsection. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this subsection, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective telecopier numbers) indicated on Exhibit A hereto, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party on Exhibit A hereto or in any copy of a notice of assignment delivered to the Company in accordance with the terms of the Loan Agreement.


                 (h) This Guaranty shall be binding upon the company and its successors and assigns and shall inure to the benefit of, and be enforceable by, each of the Lenders and their respective successors and assigns (including any permitted assignee in accordance with Section 9.8 of the Loan Agreement); provided that the Company may not assign or transfer any of its obligations under this Guaranty without the prior written consent of each of the Lenders.


                 (i) The Company hereby irrevocably and unconditionally consents and submits to the nonexclusive jurisdiction of any United States Federal or New York State court sitting in New York County in any action or proceeding arising out of or relating to this Guaranty, and the Company hereby irrevocably and unconditionally agrees that all claims in respect of such action or proceeding brought against any of the Lenders in respect of this Guaranty shall be brought in such United States Federal or New York State court. The Company also irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of New York by the delivery of copies of such process to the Company at its address specified in Section 9(g) hereof or by certified or registered mail directed to such address. THE COMPANY AND THE MANAGING AGENT AND THE LENDERS,
BY ACCEPTANCE HEREOF, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY
JURY IN CONNECTION WITH ANY ACTION UNDER OR COUNTERCLAIM RELATING TO THIS GUARANTY, THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND THE COMPANY AND
THE MANAGING AGENT AND THE LENDERS, BY ACCEPTANCE HEREOF, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION, INCLUDING WITHOUT LIMITATION, ANY
OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR THAT IT OR ITS ASSETS IS EXEMPT OR IMMUNE FROM ATTACHMENT OR

EXECUTIONS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.
Nothing herein shall affect the right of any of the Lenders to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

                 (j) The Company agrees to pay promptly on demand, to the extent not previously finally and indefeasibly paid in full by any Borrower:

                (i) all reasonable costs and expenses of the Managing Agent in connection with the negotiation, preparation, execution, issuance, delivery, filing and recording of this Guaranty and any other documents which may be delivered in connection with this Guaranty, including, without limitation, the reasonable fees and expenses of XXXXXXXXXX, special counsel for the Managing Agent, and any local counsel retained by the Managing Agent, with respect thereto and with respect to advising the Managing Agent from time to time as to its rights and responsibilities under or in respect of this Guaranty and any amendment or modification of, or waiver under, this Guaranty; and



                (ii) from and after the occurrence of any Guarantor Event of Default or Unmatured Guarantor Event of Default, all costs and expenses (including reasonable counsel fees and expenses) of any Lender in connection with (A) any and all amounts which any Lender may incur relative to the curing of any default resulting from the acts or omissions of the Company under this Guaranty, (B) any amendment or modification of, or waiver under, this Guaranty and (C) the enforcement of this Guaranty and the preservation of the Lenders' rights hereunder; and



                (iii) any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Guaranty and any other documents which may be delivered in connection with this Guaranty, and agrees to save the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

The obligations of the Company under this subsection shall survive the payment of the Company's other obligations hereunder and the termination of this Guaranty.


                 (k) Section and other headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

        IN WITNESS WHEREOF, the Company has caused this Guaranty Agreement to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.



                                        KMART CORPORATION

                                        By:
                                            ---------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------





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
                                  EXHIBIT A

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